UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2023
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously reported, under News Corporation's (the "Company's") stock repurchase program (the "Repurchase Program"), the Company is authorized to acquire from time to time up to $1 billion in the aggregate of the Company's outstanding shares of Class A common stock and Class B common stock. Under the rules of the Australian Securities Exchange (the "ASX"), the Company is required to provide to the ASX, on a daily basis, disclosure of transactions pursuant to the Repurchase Program, if any. The Company also discloses information concerning the Repurchase Program in the Company's quarterly and annual reports.
Attached as Exhibit 99.1 and Exhibit 99.2 are copies of the information provided to the ASX on the respective dates noted therein. Such information contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company's intent to repurchase, from time to time, the Company's Class A common stock and Class B common stock. These statements are based on management's current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by such statements due to, among other factors, changes in the market price of the Company's stock, general market conditions, applicable securities laws and alternative investment opportunities, as well as the risks, uncertainties and other factors described in the Company's filings with the Securities and Exchange Commission. The "forward-looking statements" included in such information are made only as of the date of this report. We do not have and do not undertake any obligation to publicly update any "forward-looking statements" to reflect subsequent events or circumstances, and we expressly disclaim any such obligation, except as required by law or regulation.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Information provided to the Australian Securities Exchange on the date noted on Exhibit 99.1.
99.2	Information provided to the Australian Securities Exchange on the date noted on Exhibit 99.2.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: August 21, 2023